UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022

__________________________________________
SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

 __________________________________________

England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders (the "General Meeting") of Sensata Technologies Holding plc (the “Company”) was held on May 26, 2022. A total of 145,922,448 ordinary shares, or 92.94% of the total shares entitled to vote, were represented at the General Meeting in person or by proxy. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement for the General Meeting previously filed with the Securities and Exchange Commission.
1. Ordinary resolution to approve the election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew C. Teich	140,322,415	2,004,955	21,840	3,573,238
Jeffrey J. Cote	141,514,353	816,180	18,677	3,573,238
John P. Absmeier	141,528,372	798,789	22,049	3,573,238
Daniel L. Black	141,523,354	803,162	22,694	3,573,238
Lorraine A. Bolsinger	141,431,357	894,063	23,790	3,573,238
James E. Heppelmann	117,959,994	24,368,291	20,925	3,573,238
Constance E. Skidmore	140,701,648	1,625,221	22,341	3,573,238
Steven A. Sonnenberg	140,882,262	1,444,532	22,416	3,573,238
Martha N. Sullivan	140,728,826	794,155	826,229	3,573,238
Stephen M. Zide	141,500,820	826,692	21,698	3,573,238
Each of the nominees was elected for a term of one year.
2. Ordinary advisory resolution to approve the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,133,807	4,156,851	58,552	3,573,238
This resolution was approved.
3. Ordinary resolution to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,588,588	1,323,010	10,850	—
This resolution was approved.
4. Ordinary advisory resolution to approve the Director Compensation Report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,487,348	3,804,719	57,143	3,573,238
This resolution was approved.
5. Ordinary advisory resolution to approve the Director Compensation Policy:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,042,402	1,249,370	57,438	3,573,238
This resolution was approved.

6. Ordinary resolution to approve the reappointment of Ernst & Young LLP as the Company's U.K. statutory auditor for fiscal year 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,131,680	777,517	13,251	—
This resolution was approved.
7. Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP, in its capacity as our U.K. statutory auditor:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,772,619	131,268	18,561	—
This resolution was approved.
8. Ordinary resolution to receive the Company's 2021 Annual Report and Accounts:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,023,927	25,257	873,264	—
This resolution was approved.
9. Special resolution to approve forms of share repurchase contracts and repurchase counterparties:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,963,651	940,627	18,170	—
This resolution was approved.
10. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act 2006, as amended (the "U.K. Companies Act"), to exercise all powers of the Company to issue equity securities:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,582,449	3,325,567	14,432	—
This resolution was approved.
11. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity securities without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,209,421	686,855	26,172	—
This resolution was approved.
12. Ordinary resolution to authorize the Board of Directors, in accordance with section 551 of the U.K. Companies Act, to exercise all powers of the Company to issue equity shares under our equity incentive plans:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,705,548	156,700	60,200	—
This resolution was approved.

13. Special resolution to authorize the Board of Directors, in accordance with section 570 of the U.K. Companies Act, to issue equity shares under our equity incentive plans without the rights of preemption provided by section 561 of the U.K. Companies Act:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,692,518	169,253	60,677	—
This resolution was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Maria Freve
Date:	May 31, 2022	Name: Maria Freve
Title: Vice President and Chief Accounting Officer

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